Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma consolidated financial information presented reflect the deconsolidation of FirstEnergy Solutions Corp. and its subsidiaries (“FES”) and FirstEnergy Nuclear Operating Company (“FENOC”), both wholly owned subsidiaries of FirstEnergy Corp. (“FirstEnergy”), as a result of their voluntary filing of petitions for bankruptcy protection (the “Bankruptcy Filings”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Ohio on March 31, 2018 (the “Petition Date”).

The following unaudited consolidated pro forma financial information (“pro forma financial statements”) of FirstEnergy are included herein:

•	Unaudited consolidated pro forma balance sheet as of December 31, 2017 (“pro forma balance sheet”);

•	Unaudited consolidated pro forma statements of operations for the years ended December 31, 2017, 2016 and 2015 (“pro forma statements of operations”); and

•	Notes to the unaudited consolidated pro forma financial statements.

The pro forma financial statements are based upon the historical consolidated financial statements of FirstEnergy, adjusted to reflect the deconsolidation and discontinued operations of FES and FENOC as a result of the Bankruptcy Filings by FES and FENOC on the Petition Date. Additionally, the pro forma financial statements reflect a portion of Allegheny Energy Supply Company, LLC (“AES”) and Bay Shore Power Company (“BSPC”) as a discontinued operation as a result of the sale of certain assets of AES in 2017 and the expected sale of certain assets of BSPC and AES in 2018. FES and FENOC, along with AES and BSPC, were subject to FirstEnergy’s strategic review of its commodity-exposed generation business.

The pro forma balance sheet reflects the deconsolidation of FES and FENOC assuming the Bankruptcy Filings had occurred on December 31, 2017, while the pro forma statements of operations give effect to the deconsolidation assuming the Bankruptcy Filings had occurred on January 1, 2015, and the presentation of a portion of AES and BSPC as discontinued operations, effective January 1, 2015. The pro forma adjustments are based on the best available information including certain assumptions that FirstEnergy management believes are reasonable. Management believes that such adjustments are appropriate and directly attributable to the deconsolidation of FES and FENOC. The pro forma financial statements reflect the reclassification of FES and FENOC from consolidated entities to investments accounted for at fair value with estimated fair values of zero.

The pro forma financial statements are provided for illustrative purposes only and, therefore, are not necessarily indicative of the operating results or financial position that might have been achieved had the events described in the Form 8-K to which this exhibit is attached occurred as of an earlier date, nor are they indicative of operating results and financial position that may occur in the future. The pro forma financial statements of FirstEnergy should be read in conjunction with the historical consolidated financial statements of FirstEnergy and the related notes included in our 2017 Annual Report on Form 10-K for the period ended December 31, 2017, as filed with the United States Securities and Exchange Commission on February 20, 2018.

FIRSTENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2017
(Unaudited)

(In millions)	As Reported	(a) Less: Deconsolidation of FES and FENOC	Eliminations/Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$589	$1	$—		$588
Receivables	1,654	512	396	(b) (c)	1,538
Notes receivable	—	25	25	(b) (c)	—
Materials and supplies	463	183	(2)	(n)	278
Derivatives	37	34	—		3
Collateral	146	137	—		9
Other	219	28	—		191
	3,108	920	419		2,607
PROPERTY, PLANT AND EQUIPMENT:
In service	39,778	2,495	—		37,283
Less — Accumulated provision for depreciation	11,925	1,823	—		10,102
	27,853	672	—		27,181
Construction work in progress	1,026	22	—		1,004
	28,879	694	—		28,185
INVESTMENTS:
Nuclear plant decommissioning trusts	2,678	1,856	—		822
Other	506	9	—	(e)	497
	3,184	1,865	—		1,319

ASSETS HELD FOR SALE	375	—	2	(n)	377

DEFERRED CHARGES AND OTHER ASSETS:
Goodwill	5,618	—	—		5,618
Regulatory assets	40	—	—		40
Accumulated deferred income taxes	—	1,812	1,812	(i)	—
Other	1,053	1,131	775	(b) (g)	697
	6,711	2,943	2,587		6,355
	$42,257	$6,422	$3,008		$38,843
LIABILITIES AND CAPITALIZATION
CURRENT LIABILITIES:
Currently payable long-term debt	$1,082	$524	$—		$558
Short-term borrowings	300	105	630	(b) (d)	825
Accounts payable	1,027	456	387	(b)	958
Accrued taxes	571	85	47	(b)	533
Accrued compensation and benefits	336	91	—		245
Collateral	39	—	—		39
Other	722	168	151	(h)	705
	4,077	1,429	1,215		3,863
CAPITALIZATION:
Common stockholders' equity:
Common stock	44	14	14	(f)	44
Other paid-in capital	10,001	3,778	3,778	(f)	10,001
Accumulated other comprehensive income	142	99	40	(f) (g)	83
Accumulated deficit	(6,262)	(6,018)	(4,661)	(f)	(4,905)
Total common stockholders' equity	3,925	(2,127)	(829)		5,223
Long-term debt and other long-term obligations	21,115	2,299	—		18,816
	25,040	172	(829)		24,039
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	1,359	—	761	(j)	2,120
Retirement benefits	3,975	906	906	(g)	3,975
Regulatory liabilities	2,720	—	—		2,720
Asset retirement obligations	2,515	1,945	—		570
Deferred gain on sale and leaseback transaction	723	723	—		—
Adverse power contract liability	130	—	—		130
Other	1,718	1,247	955	(b) (g)	1,426
	13,140	4,821	2,622		10,941
	$42,257	$6,422	$3,008		$38,843

FIRSTENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(Unaudited)

(In millions except per share amounts)	As Reported	(k) Less: Deconsolidation of FES and FENOC	Eliminations/Pro Forma Adjustments		(n) AES & BSPC Discontinued Operations	Pro Forma
REVENUES:
Regulated distribution	$9,734	$—	$—		$—	$9,734
Regulated transmission	1,325	—	—		—	1,325
Other	2,958	3,767	1,227	(l)	(197)	221
Total revenues	14,017	3,767	1,227		(197)	11,280

OPERATING EXPENSES:
Fuel	1,383	599	4	(l)	(97)	691
Purchased power	3,194	829	572	(l)	—	2,937
Other operating expenses	4,232	2,153	736	(l) (m)	3	2,818
Pension and OPEB mark-to-market adjustment	141	24	—		—	117
Provision for depreciation	1,138	109	—		—	1,029
Amortization of regulatory assets, net	308	—	—		—	308
General taxes	1,043	84	—		(2)	957
Impairment of assets	2,406	2,044	—		(193)	169
Total operating expenses	13,845	5,842	1,312		(289)	9,026

OPERATING INCOME (LOSS)	172	(2,075)	(85)		92	2,254

OTHER INCOME (EXPENSE):
Investment income	98	96	15	(l)	(1)	16
Interest expense	(1,178)	(160)	(19)	(l)	24	(1,013)
Capitalized financing costs	79	27	—		—	52
Total other expense	(1,001)	(37)	(4)		23	(945)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (BENEFITS)	(829)	(2,112)	(89)		115	1,309

INCOME TAXES (BENEFITS)	895	314	(33)	(p)	29	577

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,724)	$(2,426)	$(56)		$86	$732

EARNINGS (LOSS) PER SHARE OF COMMON STOCK:
Basic - Continuing Operations	$(3.88)					$1.65
Diluted - Continuing Operations	$(3.88)					$1.65

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	444					444
Diluted	444					444

FIRSTENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(Unaudited)

(In millions except per share amounts)	As Reported	(k) Less: Deconsolidation of FES and FENOC	Eliminations/Pro Forma Adjustments		(n) AES & BSPC Discontinued Operations	Pro Forma
REVENUES:
Regulated distribution	$9,629	$—	$—		$—	$9,629
Regulated transmission	1,144	—	—		—	1,144
Other	3,789	5,075	1,770	(l)	(213)	271
Total revenues	14,562	5,075	1,770		(213)	11,044

OPERATING EXPENSES:
Fuel	1,666	784	7	(l)	(95)	794
Purchased power	3,843	1,644	1,122	(l)	—	3,321
Other operating expenses	3,851	1,920	721	(l) (m)	2	2,654
Pension and OPEB mark-to-market adjustment	147	48	—		—	99
Provision for depreciation	1,313	342	—		(14)	957
Amortization of regulatory assets, net	297	—	—		—	297
General taxes	1,042	110	—		(2)	930
Impairment of assets	10,665	8,734	(224)	(o)	(867)	840
Total operating expenses	22,824	13,582	1,626		(976)	9,892

OPERATING INCOME (LOSS)	(8,262)	(8,507)	144		763	1,152

OTHER INCOME (EXPENSE):
Investment income	84	69	4	(l)	(4)	15
Interest expense	(1,157)	(157)	(7)	(l)	26	(981)
Capitalized financing costs	103	35	(11)	(l)	—	57
Total other expense	(970)	(53)	(14)		22	(909)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (BENEFITS)	(9,232)	(8,560)	130		785	243

INCOME TAXES (BENEFITS)	(3,055)	(3,035)	(33)	(p)	239	186

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(6,177)	$(5,525)	$163		$546	$57

EARNINGS (LOSS) PER SHARE OF COMMON STOCK:
Basic - Continuing Operations	$(14.49)					$0.13
Diluted - Continuing Operations	$(14.49)					$0.13

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	426					426
Diluted	426					426

FIRSTENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(Unaudited)

(In millions except per share amounts)	As Reported	(k) Less: Deconsolidation of FES and FENOC	Eliminations/Pro Forma Adjustments		(n) AES & BSPC Discontinued Operations	Pro Forma
REVENUES:
Regulated distribution	$9,625	$—	$—		$—	$9,625
Regulated transmission	1,003	—	—		—	1,003
Other	4,398	5,679	1,850	(l)	(239)	330
Total revenues	15,026	5,679	1,850		(239)	10,958

OPERATING EXPENSES:
Fuel	1,855	872	4	(l)	(120)	867
Purchased power	4,423	2,037	1,278	(l)	—	3,664
Other operating expenses	3,740	1,955	680	(l) (m)	(5)	2,460
Pension and OPEB mark-to-market adjustment	242	57	—		—	185
Provision for depreciation	1,282	331	—		(37)	914
Amortization of regulatory assets, net	172	—	—		—	172
General taxes	978	120	—		(2)	856
Impairment of assets	42	33	—		—	9
Total operating expenses	12,734	5,405	1,962		(164)	9,127

OPERATING INCOME (LOSS)	2,292	274	(112)		(75)	1,831

OTHER INCOME (EXPENSE):
Investment income (loss)	(22)	(12)	4	(l)	(3)	(9)
Impairment of equity method investment	(362)	—	—		—	(362)
Interest expense	(1,132)	(157)	(7)	(l)	24	(958)
Capitalized financing costs	117	36	(9)	(l)	—	72
Total other expense	(1,399)	(133)	(12)		21	(1,257)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (BENEFITS)	893	141	(124)		(54)	574

INCOME TAXES (BENEFITS)	315	59	(55)	(p)	4	205

INCOME (LOSS) FROM CONTINUING OPERATIONS	$578	$82	$(69)		$(58)	$369

EARNINGS PER SHARE OF COMMON STOCK:
Basic - Continuing Operations	$1.37					$0.87
Diluted - Continuing Operations	$1.37					$0.87

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	422					422
Diluted	424					424

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(a) Reflects the deconsolidation of FES and FENOC assets and liabilities at their carrying amounts included in FirstEnergy's Consolidated Balance Sheet as of December 31, 2017.

(b) Includes adjustments related to intercompany transactions and balances between FirstEnergy and FES and FENOC, which, as a result of the deconsolidation, would no longer be eliminated in consolidation. These adjustments include the following:

•
Adjustments to present amounts owed to FirstEnergy from FES and FENOC as accounts receivable and amounts owed from FirstEnergy to FES and FENOC as accounts payable, primarily related to power sales agreements, a tax sharing agreement between FirstEnergy, the consolidated tax filer, and its affiliates, support service billings and costs charged between FirstEnergy, FES and FENOC.

•
Adjustments to present amounts owed to FirstEnergy from FES and FENOC as notes receivable primarily related to a promissory note payable to AES ($102 million) and other short-term borrowings. Also includes recognition of a secured note receivable from FES of $500 million under the credit facility between FES and FirstEnergy.

•
Adjustments to present non-current liabilities associated with pension/other post-employment benefits (OPEB) mark-to-market (MTM) costs allocated to FES and FENOC as non-current assets ($429 million) of FirstEnergy and to present non-current assets associated with pension/OPEB mark-to-market costs allocated from FES and FENOC ($140 million) as non-current liabilities of FirstEnergy.

(c) Represents valuation adjustments for accounts receivable ($39 million) and notes receivable ($605 million) deemed uncollectible.

(d) Amounts include borrowings by FirstEnergy to fund the $500 million draw by FES under the credit facility between FES and FirstEnergy.

(e) Subsequent to the deconsolidation, FirstEnergy will account for its investments in FES and FENOC at fair value. For purposes of the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2017, the investments in FES and FENOC are initially reflected with estimated fair values of zero.

(f) The adjustment to retained earnings includes the estimated impact from the gain on deconsolidation due to the de-recognition of the carrying amounts of FES and FENOC assets and liabilities and accumulated other comprehensive income, net of tax, previously consolidated in FirstEnergy's historical consolidated financial statements as of December 31, 2017.

(In millions)	Dec. 31, 2017
Removal of investment of FES' and FENOC's equity	$2,127
Assumption of pension/OPEB liability	(796)
Guarantees and credit support	(151)
Reserve on receivables and allocated pension MTM	(933)
Deferred tax assets including estimated worthless stock deduction	1,051
Gain on deconsolidation	1,298
Eliminations of FES/FENOC common stock and other paid-in capital not impacted at FirstEnergy Consolidated	(5,959)
$(4,661)

(g) Amounts represent employee retirement related assets and liabilities of FES and FENOC that FirstEnergy would assume upon deconsolidation ($906 million in liabilities and $110 million in assets) as well as related balances included in accumulated other comprehensive income ($40 million), and the reserve for the net pension/OPEB MTM costs allocated to FES and FENOC due to FirstEnergy ($289 million).

(h) Amounts include $151 million of guarantee obligations that FirstEnergy, as guarantor of certain FES and FENOC obligations, would be required to stand ready to perform on behalf of FES and FENOC, including credit support as an indemnitor to FES.

(i) Represents reclassification of the FES and FENOC deferred tax asset deconsolidation to FirstEnergy’s net deferred tax liability position (see j).

(j) Represents reclassification of the FES and FENOC deferred tax asset deconsolidation to conform with FirstEnergy’s net deferred tax liability position ($1,812 million), as well as an estimated worthless stock deduction that is contingent upon emergence from bankruptcy by FES ($628 million), and deferred tax assets resulting from expenses and obligations resulting from the deconsolidation of FES and FENOC ($423 million). Such amounts are based on the carrying amounts at December 31, 2017, and may be impacted by future events.

(k) Reflects the deconsolidation of FES and FENOC statement of operations (including FES and FENOC intercompany transactions with FirstEnergy and its remaining consolidated entities) included in FirstEnergy’s Consolidated Statement of Operations for the years ended December 31, 2017, 2016 and 2015.

(l) Includes adjustments related to intercompany transactions and balances between FirstEnergy and FES and FENOC, which as a result of the deconsolidation would no longer be eliminated in consolidation. The pro forma statements of operations do not include an estimated gain on deconsolidation, as it is not expected to have a continuing impact due to its non-recurring nature.

(m) Includes indirect support costs allocated to FES and FENOC from FirstEnergy.

(n) Represents adjustments to reflect a portion of AES and BSPC as discontinued operations as a result of the sale and expected sale of certain assets.

(o) Represents an adjustment associated with the impairment of goodwill in 2016 at the Competitive Energy Services segment.

(p) Represents tax effect of eliminations/pro forma adjustments. Additionally, FES and FENOC are expected to continue to remain in the FirstEnergy consolidated tax group until their emergence from bankruptcy. As part of the consolidated tax group, and under the tax sharing arrangement, FirstEnergy pays FES and FENOC for the use of their tax attributes. Payments by (or receipts to) FirstEnergy are offset and eliminated with receipts from (or payments by) FES and FENOC within income tax expense on the Consolidated Statements of Operations. Upon deconsolidation of FES and FENOC, payments made by (or received by) FirstEnergy through the tax sharing arrangement with FES and FENOC will be recorded as an operating expense by FirstEnergy, reducing pre-tax income.